Exhibit 99.1

Ambarella, Inc. Announces Fourth Quarter and Fiscal Year 2025 Financial Results

February 26, 2025 --Santa Clara, Calif. – Ambarella, Inc. (NASDAQ: AMBA), an edge AI semiconductor company, today announced fourth quarter and full year fiscal 2025 financial results for the period ended January 31, 2025.

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Revenue for the fourth quarter of fiscal 2025 was $84.0 million, up 62.8% from $51.6 million in the same period in fiscal 2024. For the fiscal year ended January 31, 2025, revenue was $284.9 million, up 25.8% from $226.5 million for the fiscal year ended January 31, 2024.

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Gross margin under U.S. generally accepted accounting principles (GAAP) for the fourth quarter of fiscal 2025 was 60.0%, compared with 59.8% for the same period in fiscal 2024. For the fiscal year ended January 31, 2025, GAAP gross margin was 60.5%, compared with 60.4% for the fiscal year ended January 31, 2024.

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GAAP net loss for the fourth quarter of fiscal 2025 was $20.2 million, or loss per diluted ordinary share of $0.48, compared with a GAAP net loss of $60.6 million, or loss per diluted ordinary share of $1.50, for the same period in fiscal 2024. GAAP net loss for the fiscal year ended January 31, 2025 was $117.1 million, or loss per diluted ordinary share of $2.84. This compares with GAAP net loss of $169.4 million, or loss per diluted ordinary share of $4.25, for the fiscal year ended January 31, 2024.

Financial results on a non-GAAP basis for the fourth quarter and full year fiscal 2025 are as follows:

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Gross margin on a non-GAAP basis for the fourth quarter of fiscal 2025 was 62.0%, compared with 62.5% for the same period in fiscal 2024. For the fiscal year ended January 31, 2025, non-GAAP gross margin was 62.7%, compared with 63.3% for the fiscal year ended January 31, 2024.

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Non-GAAP net profit for the fourth quarter of fiscal 2025 was $4.8 million, or earnings per diluted ordinary share of $0.11. This compares with non-GAAP net loss of $9.8 million, or loss per diluted ordinary share of $0.24, for the same period in fiscal 2024. Non-GAAP net loss for the fiscal year ended January 31, 2025 was $6.8 million, or loss per diluted ordinary share of $0.16. This compares with non-GAAP net loss of $33.1 million, or loss per diluted ordinary share of $0.83, for the fiscal year ended January 31, 2024.

Based on information available as of today, Ambarella is offering the following guidance for the first quarter of fiscal year 2026, ending April 30, 2025:

•	Revenue is expected to be between $81.0 million and $87.0 million

•	Gross margin on a non-GAAP basis is expected to be between 61.0% and 62.5%

•	Non-GAAP operating expenses are expected to be between $50.0 million and $53.0 million

Ambarella reports gross margin, net income (loss) and earnings (losses) per share in accordance with GAAP and, additionally, on a non-GAAP basis. Non-GAAP financial information excludes the impact of stock-based compensation, acquisition-related costs and restructuring expense adjusted for the associated tax impact, which includes the effect of any benefits or shortfalls recognized. Non-GAAP financial information also excludes the impact of the recognition or release of a valuation allowance on certain deferred tax assets. A reconciliation of the GAAP to non-GAAP gross margin, net income (loss) and earnings (losses) per share for the periods presented, as well as a description of the items excluded from the non-GAAP calculations, is included in the financial statements portion of this press release.

Total cash, cash equivalents and marketable debt securities on hand at the end of the fourth quarter of fiscal 2025 was $250.3 million, compared with $226.5 million at the end of the prior quarter and $219.9 million at the end of the same quarter a year ago.

“We finished fiscal 2025 with strong results and are starting the new year with positive momentum. We exited the year with more than 70% of our total revenue from edge AI, representing both a quarterly and annual record. Cumulatively, we have shipped about 30 million edge AI processors, with each SoC integrating our proprietary deep learning AI accelerator,” said Fermi Wang, President & CEO. “In fiscal 2026, we anticipate mid to high teens revenue growth, led by our 5nm products, including the ongoing ramp in the CV5 family and now the CV7 family, which generated production revenue for the first time in Q4. Together with a focus on efficient operations, we intend to continue to drive positive operating leverage.”

Quarterly Conference Call

Ambarella plans to hold a conference call at 4:30 p.m. Eastern Time / 1:30 p.m. Pacific Time today with Fermi Wang, President and Chief Executive Officer, and John Young, Chief Financial Officer, to discuss the fourth quarter of fiscal year 2025 results. A live and archived webcast of the call will be available on Ambarella’s website at http://www.ambarella.com/ for up to 30 days after the call.

About Ambarella

Ambarella’s products are used in a wide variety of human vision and edge AI applications, including video security, advanced driver assistance systems (ADAS), electronic mirror, drive recorder, driver/cabin monitoring, autonomous driving and robotics applications. Ambarella’s low-power systems-on-chip (SoCs) offer high-resolution video compression, advanced image and radar processing, and powerful deep neural network processing to enable intelligent perception, fusion and planning. For more information, please visit www.ambarella.com.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are not historical facts and often can be identified by terms such as “outlook,” “projected,” “intends,” “will,” “estimates,” “anticipates,” “expects,” “believes,” “could,” “should,” or similar expressions, including the guidance for the first quarter of fiscal year 2026 ending April 30, 2025, and the comments of our CEO relating to our expectation of future revenue growth, customer demand and the growth potential for our edge AI inference products, including our CV5 and CV7 families of products, and our ability to generate positive operating leverage in future periods. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of our future performance.

The risks and uncertainties referred to above include, but are not limited to, global economic and political conditions; changes in government policies, including possible trade tariffs and restrictions; revenue being generated from new customers or design wins, neither of which is assured; the commercial success of our customers’ products; our customers’ ability to manage their inventory requirements; our growth strategy; our ability to anticipate future market demands and future needs of our customers, particularly for AI inference applications; our ability to introduce, and to generate revenue from, new and enhanced solutions; our ability to develop, and to generate revenue from, new advanced technologies, such as computer vision, AI functionality and advanced networks, including vision-language models and GenAI; our ability to retain and expand customer relationships and to achieve design wins; the expansion of our current markets and our ability to successfully enter new markets, such as the OEM automotive and robotics markets; anticipated trends and challenges, including competition, in the markets in which we operate; risks associated with global health conditions and associated risk mitigation measures; our ability to effectively manage growth; our ability to retain key employees; and the potential for intellectual property disputes or other litigation.

Further information on these and other factors that could affect our financial results is included in the company’s Annual Report on Form 10-K for our 2024 fiscal year, which is on file with the Securities and Exchange Commission. Additional information will also set forth in the company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings the company makes with the Securities and Exchange Commission from time to time, copies of which may be obtained by visiting the Investor Relations portion of our web site at www.ambarella.com or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this release, which are based on information available to us on the date hereof. The results we report in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025 could differ from the preliminary results announced in this press release.

Ambarella assumes no obligation and does not intend to update the forward-looking statements made in this press release, except as required by law.

Non-GAAP Financial Measures

The company has provided in this release non-GAAP financial information, including non-GAAP gross margin, net income (loss), and earnings (losses) per share, as a supplement to the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures internally in analyzing the company’s financial results to assess operational performance and liquidity. The company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing its performance and when planning, forecasting and analyzing future periods. Further, the company believes these non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key financial metrics that the company uses in making operating decisions and because the company believes that investors and analysts use them to help assess the health of its business and for comparison to other companies. Non-GAAP results are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies.

With respect to its financial results for the fourth quarter of fiscal year 2025, the company has provided below reconciliations of its non-GAAP financial measures to its most directly comparable GAAP financial measures. With respect to the company’s expectations for the first quarter of fiscal year 2026, a reconciliation of non-GAAP gross margin and non-GAAP operating expenses guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges excluded from these non-GAAP measures. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

AMBARELLA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2025	2024	2025	2024
Revenue	$84,015	$51,616	$284,865	$226,474
Cost of revenue	33,634	20,763	112,535	89,657

Gross profit	50,381	30,853	172,330	136,817

Operating expenses:
Research and development	56,823	51,992	226,109	215,052
Selling, general and administrative	18,911	20,575	72,816	76,325

Total operating expenses	75,734	72,567	298,925	291,377
Loss from operations	(25,353)	(41,714)	(126,595)	(154,560)
Other income, net	2,360	2,107	8,867	6,030

Loss before income taxes	(22,993)	(39,607)	(117,728)	(148,530)
Provision (benefit) for income taxes	(2,759)	21,000	(602)	20,887

Net loss	$(20,234)	$(60,607)	$(117,126)	$(169,417)

Net loss per share attributable to ordinary shareholders:
Basic	$(0.48)	$(1.50)	$(2.84)	$(4.25)

Diluted	$(0.48)	$(1.50)	$(2.84)	$(4.25)

Weighted-average shares used to compute net loss per share attributable to ordinary shareholders:
Basic	41,828,944	40,384,743	41,303,287	39,878,872

Diluted	41,828,944	40,384,743	41,303,287	39,878,872

The following tables present details of stock-based compensation, acquisition-related costs and restructuring expense included in each functional line item in the consolidated statements of operations above:

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2025	2024	2025	2024
	(unaudited, in thousands)
Stock-based compensation:
Cost of revenue	$931	$647	$3,270	$3,341
Research and development	18,372	17,950	73,025	72,759
Selling, general and administrative	8,245	9,923	31,748	35,216

Total stock-based compensation	$27,548	$28,520	$108,043	$111,316

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2025	2024	2025	2024
	(unaudited, in thousands)
Acquisition-related costs:
Cost of revenue	$757	$757	$3,028	$3,028
Research and development	—	—	—	—
Selling, general and administrative	456	520	2,016	2,080

Total acquisition-related costs	$1,213	$1,277	$5,044	$5,108

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2025	2024	2025	2024
	(unaudited, in thousands)
Restructuring expense:
Cost of revenue	$—	$—	$—	$66
Research and development	—	36	—	708
Selling, general and administrative	—	68	—	182

Total restructuring expense	$—	$104	$—	$956

The difference between GAAP and non-GAAP gross margin was 2.0% and 2.7%, or $1.7 million and $1.4 million, for the three months ended January 31, 2025 and 2024, respectively. The difference between GAAP and non-GAAP gross margin was 2.2% and 2.9%, or $6.3 million and $6.4 million, for the fiscal years ended January 31, 2025 and 2024, respectively. The differences were due to the effect of stock-based compensation, amortization of acquisition-related costs and restructuring expense.

AMBARELLA, INC.

RECONCILIATION OF GAAP TO NON-GAAP DILUTED EARNINGS (LOSSES) PER SHARE

(in thousands, except share and per share data)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2025	2024	2025	2024
	(unaudited)
GAAP net loss	$(20,234)	$(60,607)	$(117,126)	$(169,417)
Non-GAAP adjustments:
Stock-based compensation expense	27,548	28,520	108,043	111,316
Acquisition-related costs	1,213	1,277	5,044	5,108
Restructuring expense	—	104	—	956
Income tax effect	(3,760)	20,881	(2,744)	18,971

Non-GAAP net income (loss)	$4,767	$(9,825)	$(6,783)	$(33,066)

GAAP - diluted weighted average shares	41,828,944	40,384,743	41,303,287	39,878,872
Non-GAAP - diluted weighted average shares	42,533,654	40,384,743	41,303,287	39,878,872
GAAP - diluted net loss per share	$(0.48)	$(1.50)	$(2.84)	$(4.25)
Non-GAAP adjustments:
Stock-based compensation expense	0.66	0.71	2.62	2.79
Acquisition-related costs	0.03	0.03	0.12	0.13
Restructuring expense	—	—	—	0.02
Income tax effect	(0.09)	0.52	(0.06)	0.48
Effect of Non-GAAP - diluted weighted average shares	(0.01)	—	—	—
Non-GAAP - diluted net income (loss) per share	$0.11	$(0.24)	$(0.16)	$(0.83)

AMBARELLA, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	January 31,	January 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$144,622	$144,914
Marketable debt securities	105,643	75,013
Accounts receivable, net	29,767	24,950
Inventories	34,428	29,043
Restricted cash	7	7
Prepaid expenses and other current assets	6,084	6,230

Total current assets	320,551	280,157
Property and equipment, net	9,084	10,439
Intangible assets, net	47,279	55,136
Operating lease right-of-use assets, net	5,188	5,250
Goodwill	303,625	303,625
Other non-current assets	3,241	3,048

Total assets	$688,968	$657,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	21,775	28,503
Accrued and other current liabilities	80,781	48,598
Operating lease liabilities, current	2,829	3,443
Income taxes payable	1,383	1,541
Deferred revenue, current	14,226	894

Total current liabilities	120,994	82,979
Operating lease liabilities, non-current	2,436	1,896
Other long-term liabilities	4,126	12,909

Total liabilities	127,556	97,784

Shareholders’ equity:
Preference shares	—	—
Ordinary shares	19	18
Additional paid-in capital	813,683	694,967
Accumulated other comprehensive loss	(233)	(183)
Accumulated deficit	(252,057)	(134,931)

Total shareholders’ equity	561,412	559,871

Total liabilities and shareholders’ equity	$688,968	$657,655

Contact:

Louis Gerhardy

408.636.2310

lgerhardy@ambarella.coml